Corporate Overview April 11, 2013 Synthesis Energy Systems, Inc. UNLOCKING VALUE Through CLEAN ENERGY TECHNOLOGY NASDAQ: SYMX www.synthesisenergy.com

Forward - Looking Statements This presentation includes "forward - looking statements" within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements other than statements of historical fact are forward - looking statements . Forward - looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected . Among those risks, trends and uncertainties are the development stage of the SES operations, its estimate of the sufficiency of existing capital sources, its ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future investments and operations including its China platform initiative, its ability to reduce operating costs, the limited history and viability of its technology, commodity prices and the availability and terms of financing opportunities, its results of operations in foreign countries, its ability to diversify, its ability to complete the restructuring of the ZZ Joint Venture, its ability to obtain the necessary approvals and permits for its future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project as well as the ability of the Yima project to produce revenues and earnings, the sufficiency of internal controls and procedures and the ability of SES to grow its business and generate revenues and earnings as a result of its proposed China and India platform initiatives and its relationship with Crystal Vision Energy, as well as its joint venture with Midas Resource Partners . Although SES believes that in making such forward - looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected . SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct .

Synthesis Energy Systems INVESTMENT CONSIDERATIONS • CLEAN ENERGY TECHNOLOGY COMPANY • OPERATING PROJECTS – CHINA SINCE 2008 • COLLABORATION WITH GE FOR DISTRIBUTED POWER • TRANSITIONING FROM DEVELOPMENT STAGE TO PROFITABILITY AND GROWTH • VALUE CREATION THROUGH SUPERIOR ECONOMICS • LARGE MARKET OPPORTUNITIES IN MULTIPLE SEGMENTS • EXPERIENCED MANAGEMENT TEAM SYNTHESIS ENERGY SYSTEMS, INC NASDAQ SYMX MARKET CAP $67MM AS OF APRIL 5, 2013 SHARES OUTSTANDING 62MM AS OF DECEMBER 31, 2012 OFFICE LOCATIONS HOUSTON, TX – HEADQUARTERS SHANGHAI – SES CHINA EMPLOYEE COUNT 110 (US + CHINA)

Existing Operations and Investments ZAO ZHUANG NEW GAS COMPANY (ZZ) – Completed December 2007 • JV with Xuecheng Energy   (97% SES / 3% XE) • Proven U - GAS ® performance with successful commercial operation • Proven feedstock flexibility with wide range of coal and coal wastes • Historically high syngas availability YIMA PLANT – HENAN PROVINCE In Commissioning Phase • JV with Yima Coal Industry Group   (75% Yima / 25% SES; option to increase to 49%) • Phase 1 of planned $4B Mazhuang Coal Chemical and Energy Industrial Park • Converts 2,400 mtpd coal (up to 45%wt ash) to 300,000 mtpa methanol equivalent products • First methanol generation December 2012 BUILDING PROJECTS TODAY & GAINING MOMENTUM FOR GROWTH

Advanced Gasification Technology is the Key SYNTHESIS GAS FROM LOW QUALITY COALS & RENEWABLES • PROPRIETARY GASIFICATION SYSTEM • BASED ON GTI’S U - GAS ® TECHNOLOGY • RELIABLE, HIGH - EFFICIENCY OPERATION • OPENS VAST LOW QUALITY RESOURCES • ENVIRONMENTALLY RESPONSIBLE • EXPANDING STRONG INTELLECTUAL PROPERTY ESTATE LOW QUALITY COAL & RENEWABLES UNLOCKING VALUE THROUGH SES U - GAS TECHNOLOGY U - GAS® - Exclusively Licensed from Gas Technology Institute CLEAN SYNTHESIS GAS FOR LOW COST ENERGY & CHEMICAL PRODUCTS

SES Delivers Value T hrough Low Cost Resources Source: World Bank $100/BBL CRUDE $100/BBL CRUDE • THE WORLD HAS VAST AMOUNTS OF ENERGY LOCKED IN LOW QUALITY COAL RESOURCES • SES HAS THE UNIQUE ABILITY TO CONVERT THESE RESOURCES TO HIGH VALUE ENERGY PRODUCTS • PROVIDES ADVANTAGED ECONOMICS, ENERGY SECURITY AND FEEDSTOCK PRICE STABILITY 0 5 10 15 20 Crude Oil/LNG $100 per Barrel $/ mmBtu Thermal Coal We have a major value creation opportunity due to our unique ability to open up the world’s low quality coal resources with our technology UNIQUE TECHNOLOGY UNLOCKS VALUE FROM LOW QUALITY COAL SES ADVANTAGE 80%+ Lower Energy Costs From Low Quality Coal than Oil & LNG

High Potential Returns Using SES Technology $3.40 $15.00 LNG MKT (ASIAN SPOT) COST PER MMBTU COST PER GALLON $1.19 $2.91 US PRICE (WHOLESALE) GASOLINE FROM OIL @ $100/BBL $185 $123 METHANOL AMMONIA COST PER TONNE ASIAN MKT $425/MT ASIAN MKT $350/MT LARGE VALUE POTENTIAL PER PROJECT SNG - $ 10.11B METHANOL - $0.52B GASOLINE - $2.33B AMMONIA - $0.69B Notes: SES Economics based on SES Internal data (1) 50/50 Debt/Equity; 6% Int over 7 yr term; China/India (2) 70/30 Debt/Equity; 8% Int over 10 yr term; US Wyoming (3) Coal price ~$1.50/mmbtu LARGE AVAILABLE MARKETS WITH ADVANTAGED ECONOMICS 4B NM 3 /YR 18,000 BPD 300,000 MTPA 2,200 MTPD Total Project NPV NG (LNG/SNG) GASOLINE Potential 75% IRR (1) Potential 25% IRR (2) Potential 35% IRR (1) Potential 18% IRR (1) COST PER TONNE

Robust Approach to Revenues & Profits THREE PATHWAYS BUSINESS VERTICALS TECHNOLOGY OFFERINGS • License Royalties • Equipment Sales • Engineering Services • High Margin; Low Capital MARKET SEGMENTS PROJECTS TECHNOLOGY TECHNOLOGY SALES PRODUCT SALES STRATEGIC PARTNERSHIPS • Market Segments (i.e. Fuels, SNG, Steel, Power) • Regional (i.e. China/India) • Industry Leaders • Low/Med. Capital Needs OPERATING PROJECTS • Synthesis Gas Sales • Product Sales (i.e. Methanol, SNG, Gasoline) • Heavy Asset Investments • Project Partners RESOURCE OWNERSHIP LOWEST COST RESOURCES MULTIPLE MARKET CHANNELS LOW COST PRODUCER

Growing Our Business

TURNING THE CORNER

- OPERATING PROJECTS WITH TOTAL PROJECT VALUE OF ~$280MM
- PLANNED EXPANSIONS ~$850MM PLUS MULTIPLE PROJECTS IN PIPELINE
- STRATEGIC WELL-CAPITALIZED LOCAL PARTNERS BRING BOTH DEBT & EQUITY
- SIGNED JOINT MARKETING AGREEMENT WITH GE FOR DISTRIBUTED POWER BUSINESS
- ACCELERATING SES CHINA BUSINESS

A Foundation For Growth

2003-05

SES FORMED

SES ACQUIRED U-GAS® TECHNOLOGY FROM GTI

$5MM PRIVATE PLACEMENT

2006-07

ZZ PROJECT JV AGREEMENT – CHINA

$16MM PRIVATE PLACEMENT

ZZ GROUND BREAKING

SYMX – NASDAQ

$54MM EQUITY RAISE

2008-10

$100MM EQUITY RAISE

ZZ COMMERCIAL OPERATIONS BEGIN

YIMA JV PROJECT FINANCIAL CLOSE

BIOMASS LICENSE SIGNED

2011-12

FORMED SES RESOURCE SOLUTIONS

LAUNCHED SES CHINA

YIMA JV PROJECT COMMISSIONING STARTS

$15.5MM STRATEGIC INVESTMENT FROM HONGYE & ZHONGMO CHINA

FIRST METHANOL PRODUCTION FROM YIMA

2013 -

YIMA JV PROJECT STARTING UP ALL THREE GASIFICATION SYSTEMS SUCCESSFULLY

ESTABLISHED JOINT MARKETING EFFORT WITH GE FOR DISTRIBUTED POWER PLANTS

ESTABLISHED MARKETING PARTNER WITH SIMON INDIA FOR INDIA BUSINESS

General Electric Marketing Collaboration • EXECUTED JOINT MARKETING AGREEMENT WITH GE PACKAGED POWER, A DIVISION OF THE GENERAL ELECTRIC COMPANY, FOR CO - MARKETING OF SES AND GE AERODERIVATIVE TECHNOLOGY • FOR DISTRIBUTED POWER GENERATION MARKET • EXPANDS GE’S CURRENT FUEL SPACE FROM NATURAL GAS AND PETROLEUM FUELS TO INCLUDE LOW COST, SOLID FUELS LIKE LOW RANK COALS AND COAL WASTES, RENEWABLE FUELS, AND BIOMASS • EXPANDS SES’ MARKETING REACH THROUGH GE’S GLOBAL SALES FORCE AND CUSTOMER BASE • LAUNCH CUSTOMERS BEING IDENTIFIED CURRENTLY PARTNERING WITH GLOBAL LEADER IN POWER GENERATION GE Power & Water

Distributed Power Generation from Syngas THE APPROACH • DISTRIBUTED GENERATION (30 to 300 MW) FROM LOW COST SYNGAS • PROVIDES ALTERNATIVE TO EXPENSIVE NATURAL GAS AND OIL FUELS • CAN MEET BASE - LOAD NEEDS OR FLEXIBLE LOAD REQUIREMENTS • LOW COST EQUIPMENT & MODULE BASED CONSTRUCTION • OPERATING AND MAINTENANCE SERVICES OFFERED • TURN - KEY OPTION PLANNED • EXCEPTIONAL ENVIRONMENTAL PERFORMANCE PARTNERED WITH GE FOR A GLOBAL SOLUTION SES’ ADVANCED FLUIDIZED - BED GASIFICATION • TECHNOLOGY SUPPLY • ENGINEERING & KNOW - HOW • OPERATOR TRAINING • TECHNICAL AND O&M SERVICES GENERAL ELECTRIC LM2500+G4 AERODERIVATIVE TURBINE LOW COST FUELS & EFFICIENT, CLEAN ELECTRICITY GENERATION

Distributed Power Generation Market • CONVENTIONAL POWER IN 30 - 300 MW RANGE » EXPENSIVE NATURAL GAS AND OILS » SMALL AND INEFFICIENT COAL BOILERS » ENVIRONMENTAL CHALLENGES • ELECTRICITY DEMAND IS GROWING RAPIDLY IN EXPANDING ECONOMIES » ASIA » AFRICA » SOUTH AMERICA » INDIA • ALMOST 8 GW OF GLOBAL PLANNED POWER GROWTH FROM SYNGAS THRU 2016* • SERVING MARKETS » WITHOUT NATURAL GAS » WITHOUT NATURAL GAS INFRASTRUCTURE » WITHOUT LARGE POWER GRID CAPABILITY » WITH EXPENSIVE GAS (LNG) OR OTHER ALTERNATE FUELS » INDUSTRIES IN REMOTE LOCATIONS FUEL FLEXIBILITY IMPROVES POWER GENERATION REACH SES’ TECHNOLOGY’S UNIQUE AND EXTREMELY FLEXIBLE FEEDSTOCK CAPABILITY COMBINED WITH OUR LOW CAPITAL, LOW WATER USAGE AND OUR CHINESE EXPERIENCE PROVIDES THE KEY TO GENERATE CLEAN FUEL FOR UNLOCKING VALUE IN DISTRIBUTED POWER GENERATION SES’ SCOPE IS EXPECTED TO BE SIGNIFICANT: – PROPRIETARY EQUIPMENT & TECHNOLOGY SALES – SUPERMODULES – ROBUST ANNUAL ORDERS POTENTIAL BUSINESS IS PLANNED VERTICAL SUBSIDIARY OF SYMX PARENT *Source : NETL Worldwide Growth Planned Through 2016

SES China Platform LARGE OPPORTUNITY IN EXPANDING COAL-BASED ECONOMY SES CHINA ESTABLISHED WITH TECHNOLOGY CAPABILITY AND OPERATING PROJECTS NEAR TERM PROJECT EXPANSIONS PLANNED AT YIMA AND ZZ ROBUST TECHNOLOGY LICENSING, EQUIPMENT SERVICES PIPELINE AMMONIA PLANT RETROFIT TOTAL AVAILABLE MARKET: 700 SES GASIFIERS MULTIPLE SNG, AMMONIA AND METHANOL PROJECTS REQUIRED TO SUSTAIN GROWTH SIGNIFICANT BIOFUELS OPPORTUNITY TO MEET CHINA'S RENEWABLE ENERGY PLAN SES CHINA SUBSIDIARY FUNDRAISING INITIATED ESTABLISHES VEHICLE FOR REGIONAL LISTING

Building the Bridge to Profitability KEY INITIATIVES UNDERWAY TO DELIVER FINANCIAL RESULTS BUILDING NEAR-TERM OPERATING AND JV CASH FLOWS YIMA JOINT VENTURE PROJECT - STARTING UP TECHNOLOGY, EQUIPMENT AND SERVICES SHIFTING ZZ PLANT TO HIGHER VALUE CHEMICAL OR FUELS PRODUCTION AMMONIA RETROFIT COOPERATION - CHINA FUNDING AND EXPANDING OUR SES-CHINA BUSINESS PLATFORM GROWING LONG-TERM OPPORTUNITIES AND CASH FLOWS YIMA PROJECT - PHASES 2 3 BUSINESS VERTICAL PARTNERSHIPS (FUELS, STEEL, POWER, BIOMASS) AMMONIA RETROFIT BUSINESS VERTICAL - CHINA COAL RESOURCE OWNERSHIP POSITIONS THROUGH SRS JV TECHNOLOGY, EQUIPMENT AND SERVICES BUSINESS

Synthesis Energy Systems (SYMX) Investment Summary UNLOCKING VALUE Through CLEAN ENERGY TECHNOLOGY UNIQUE AND PROVEN GASIFICATION TECHNOLOGY LOW COST ALTERNATIVE TO OIL AND NATURAL GAS SUPERIOR ECONOMICS LARGE MARKET OPPORTUNITIES MULTIPLE PATHWAYS FOR OPERATING JV CASH FLOWS SES CHINA BUSINESS ESTABLISHED FUNDRAISING INITIATED STRONG BUSINESS FOUNDATION ESTABLISHED TURNING THE CORNER WITH FOCUS ON PROFITABILITY WELL POSITIONED FOR LONG TERM VALUE CREATION